Second Quarter 2021 Earnings Call July 30, 2021 David Burritt President and Chief Executive Officer Christie Breves Senior Vice President and Chief Financial Officer Rich Fruehauf Senior Vice President, Chief Strategy and Sustainability Officer Kevin Lewis Vice President, Investor Relations and Corporate FP&A

Forward-looking statements These slides are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation as of and for the second quarter of 2021. They should be read in conjunction with the consolidated financial statements and Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, financial performance, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, the integration of Big River Steel in our existing business, business strategies related to the combined business and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in this report and in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to (i) "U. S. Steel," "the Company," "we," "us," and "our" refer to United States Steel Corporation and its consolidated subsidiaries unless otherwise indicated by the context, (ii) “Big River Steel” and “BRS” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context, and (iii) “Transtar” refer to Transtar LLC and its direct and indirect subsidiaries unless otherwise indicated by the context. 2

We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings (loss), is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of items that include: debt extinguishment, Big River Steel - inventory step-up amortization, Big River Steel - unrealized losses, Big River Steel - acquisition costs, restructuring and other charges, gain on previously held investment in Big River Steel, asset impairment charge, asset impairment, property sale, Tubular inventory impairment, uncertain tax positions, gain on previously held investment in UPI, Big River Steel options and forward adjustments and December 24, 2018 Clairton coke making facility fire (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the effects of certain Adjustment Items. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached. Explanation of use of non-GAAP measures 3

Business update TRANSITIONING TO BEST FOR ALLSM DELIVERING “BEST” DEMONSTRATING THE POWER OF BEST OF BOTHSM 4

Delivering “Best” Firing on all cylinders ✓ BEST EBITDA margins in company history improving the quality of our earnings ✓ BEST mini mill performance in the country well-timed acquisition of Big River Steel ✓ BEST quality and reliability safely delivering for our customers 5

Delivering “Best” BRS is outperforming the competition Well-timed acquisition of Big River Steel 36% 23% 26% 2Q 2021 EBITDA margin % Mini mill competitor #1 Mini mill competitor #2 Note: Big River Steel statistics calculated based off their April 1 – June 30 contribution, as reflected in the Mini Mill segment. Mini mill competitor data is based on enterprise-level adjusted EBITDA from company filings. 6

Demonstrating the power of Best of Both The foundation for Best for All Strong market outlook: Rapid execution creates opportunity: 7 Continued strong customer demand Full acquisition of Big River Steel Planned industry outages in 2H ’21 Sustainable steel solutions Low steel industry inventories Sustainability commitment

Transitioning to Best for All Best of Both delivering Best for All Providing customers with profitable steel solutions for people and planet Creating a more sustainable future for all our stakeholders 8

Transitioning to Best for All Continued progress on strategy execution Becoming the leader in NGO1 electrical steel Investing in unmatched capabilities at Big River Steel Closed on sale of Transtar on July 28 Delivering immediate incremental value for stockholders Adding sustainability- linked financing Reinforcing our commitment to sustainability 1 NGO: Non-grain oriented 9

• Total second quarter adjusted EBITDA1 of $1,286 million; record EBITDA margin • Total ~$3.2B of deleveraging completed or announced in 20212 • Capital allocation priorities aligned with Best for All strategy execution • Currently expect record setting adjusted EBITDA in 3Q 2021 $266 $703 1Q 2021 2Q 2021 Flat-rolled Segment EBITDA1 $ Millions EBITDA1 Margin: 11% 23% U. S. Steel Europe Segment EBITDA1 $ Millions EBITDA1 Margin: 16% 22% Tubular Segment EBITDA1 $ Millions EBITDA1 Margin: (12%) 6% Strong second quarter performance Financial highlights ($17) $11 1Q 2021 2Q 2021 $130 $232 1Q 2021 2Q 2021 $162 $324 2Q 20211Q 2021 Mini-Mill Segment EBITDA1 $ Millions EBITDA1 Margin: 36%32% 10 1 Earnings before interest, income taxes, depreciation and amortization. 2 Excluding the impact of the Big River Steel debt assumed in connection with the acquisition. Includes the additional deleveraging of up to $1B over the next 12 months announced in our second quarter earnings release. Note: For reconciliation of non-GAAP amounts see Appendix.

Recap • Delivering “BEST” • Demonstrating the power of Best of Both • Transitioning to Best for All 11

Q&A

Closing Remarks

Reconciliation of segment EBITDA Flat-rolled ($millions) 1Q 2021 2Q 2021 Segment (loss) earnings before interest and income taxes $146 $579 Depreciation 120 124 Flat-rolled Segment EBITDA $266 $703 U. S. Steel Europe ($ millions) 1Q 2021 2Q 2021 Segment (loss) earnings before interest and income taxes $105 $207 Depreciation 25 25 U. S. Steel Europe Segment EBITDA $130 $232 Tubular ($ millions) 1Q 2021 2Q 2021 Segment (loss) earnings before interest and income taxes ($29) $0 Depreciation 12 11 Tubular Segment EBITDA ($17) $11 Other ($ millions) 1Q 2021 2Q 2021 Segment (loss) earnings before interest and income taxes $8 $14 Depreciation 2 2 Other Segment EBITDA $10 $16 Mini Mill ($ millions) 1Q 2021 2Q 2021 Segment (loss) earnings before interest and income taxes $132 $284 Depreciation 30 40 Mini Mill Segment EBITDA $162 $324 14

Reconciliation of adjusted EBITDA ($ millions) 1Q 2021 2Q 2021 Reported net (loss) earnings attributable to U. S. Steel $91 $1,012 Income tax provision (benefit) 1 (37) Net interest and other financial costs 333 59 Reported (loss) earnings before interest and income taxes $425 $1,034 Depreciation, depletion and amortization expense 189 202 EBITDA $614 $1,236 Asset impairment charges ─ 28 Restructuring and other charges 6 31 Big River Steel inventory step-up amortization 24 ─ Big River Steel unrealized losses 9 6 Big River Steel acquisitions costs 9 ─ Property sale ─ (15) Gain on previously held investment in Big River Steel (111) ─ Adjusted EBITDA $551 $1,286 15

INVESTOR RELATIONS Kevin Lewis Vice President 412-433-6935 klewis@uss.com Eric Linn Director 412-433-2385 eplinn@uss.com www.ussteel.com